Intangible assets, net	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible assets, net

6	Intangible assets, net

Intangible assets include software and acquisition cost paid for the partnership rights as a strategic partner of The Shire of Murray (“Peel partnership right”).

An Asset Purchase Agreement (“APA”) was signed between the Company and Fund Singapore Pte Ltd (a fund equity firm that engage in the business of crowdfunding), with an initial consideration of S$2.5 million in January 2020. The original settlement schedule was pegged to the Company’s ability to meet certain conditions precedent; such as raising equity fund target and meeting net profit target within specific timeframe.

An Addendum was signed in October 2021 with a reduced consideration amount of S$1.99 million. The Company was pursuing its IPO exercise at the point in time and required a longer timeframe to meet all the conditions precedent stated in the APA. Both parties mutually agreed on the reduced consideration amount and released all parties from the contractual obligations under the original APA.

Upon acquisition of this Peel partnership right, The Shire of Murray signed an initial 5-year lease agreement with GrowHub Innovation Centre Pty Ltd (subsidiary of the Company) in February 2023. The lease terms were as follows:

●	Lease Site: FIPWA Innovation Centre (Address Part Lot 38 Dollyup Street Stake Hill West Australia), now renamed to GrowHub Innovation Centre.
●	Lease duration: 5 years, with an option to extend for an additional 5 years
●	Strategic intent for the use of lease site: GrowHub Innovation Centre will be the base site for running the co-working business and the Digital Hub of the Company.

The right-of-use asset arising from this Lease has been recognized in Note 7 and the corresponding lease liability has been recognized in Note 7.

The acquisition of this Peel partnership right enables the Company to operate as a main lessor and commercialization partner for the management of the GrowHub Innovation Centre. The Company will be able to showcase its technology working models to the various key stakeholders, including governments and technology partners via the GrowHub Innovation Centre residing within the building when complete at the lease site, which will bear testimony to the technology developments and prowess of The GrowHub to the international markets.

The acquisition of Peel partnership right was paid in cash. This was written off during the financial year ended December 31, 2025 due to system outdated caused by the fast moving technology competition in the market.

The intangible assets are initially capitalized at cost which includes the purchase price (net of any discounts and rebates) and other directly attributable costs of preparing the asset for its intended use. Direct expenditure which enhances or extends the performance of the intangible assets beyond its specifications, and which can be reliably measured, is added to the original cost of the intangible assets. Costs associated with maintaining the intangible assets are recognized as an expense when incurred. Following initial recognition, intangible assets are carried at cost less accumulated amortization and any accumulated impairment losses.

	As of December 31,
	2024	2025	2025
	S$	S$	US$
The Peel Agri-Innovation Project	1,990,000	-	-
Software	129,543	129,543	100,745
Total	2,119,543	129,543	100,745
Less: accumulated amortization	(36,704)	(62,613)	(48,694)
Net book value	2,082,839	66,930	52,051

Amortization expense for the years ended December 31, 2023, 2024 and 2025 were S$48,795, S$25,909 and S$25,909 (US$20,149), respectively.

The Peel Agri-Innovation Project in GrowHub Innovation Centre had not commenced any income-generating activities during the financial periods, no amortisation was recorded. The related asset was fully impaired and written off as at December 31, 2025.